U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(c) of the
                         Securities Exchange Act of 1934


                                November 8, 2002
                                ----------------
                Date of Report (Date of earliest event reported)


             Pelican Properties International Corp. and Subsidiaries
             -------------------------------------------------------
              (Exact name of small business issuer in its charter)

                          Commission File No. 0-023075

            Florida                                    65-0616879
            -------                                    ----------
(State or other Jurisdiction of           (IRS Employer Identification No.)
Incorporation or Organization)

             2 Fenwick Road, Suite 100, Fort Monroe, Virginia 23651
             ------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (757) 224-5220
                                 --------------
                           (Issuer's Telephone Number)

Item 4.  Other Events and Regulations FD Disclosure.

         (a) Pursuant to Reg FD (17CFR 243.100-243.103) Pelican Properties International Corp. and Subsidiaries (the "Company") herewith submit a Press Release containing the following information:

                  (i.) Giving notice of the death of C. John Knorr, Jr., President/Chairman of the Company.

                  (ii.)    Confirmation of current board members.

                  (iii.) Announce the appointment of new Officers of the Company.

                  (iv.) The Press Release is attached as Exhibit 99.1 to this Form 8-K.

Item 7    Financial statements and exhibits.

         Exhibits

         99.1    Press Release

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                        Pelican Properties International Corp. and Subsidiaries


Dated:  Novemvber 8, 2001           By: /s/ Nathan Roesing
                                   --------------------------------
                                        Nathan Roesing
                                        Chief Operating Officer